AMENDMENT TO
                               INVESTMENT ADVISORY
                            AND MANAGEMENT AGREEMENT
                                     BETWEEN
                          CURIAN VARIABLE SERIES TRUST
                             AND CURIAN CAPITAL, LLC

--------------------------------------------------------------------------------

      This AMENDMENT is made by and between CURIAN VARIABLE SERIES TRUST, a Massachusetts business trust ("Trust"), and CURIAN CAPITAL, LLC, a Michigan limited liability company ("Adviser").

      WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated December 19, 2011 ("Agreement").

      WHEREAS, the parties have agreed to amend Schedule A and Schedule B of the Agreement to add the following new series of the Trust ("New Funds") and to add each New Fund's fee schedule:

NEW FUNDS (EFFECTIVE SEPTEMBER 10, 2012):
----------------------------------------

1) Curian/DFA U.S. Micro Cap Fund;
2) Curian/Franklin Templeton Frontier Markets Fund;
3) Curian/Neuberger Berman Currency Fund;
4) Curian/Van Eck International Gold Fund;
5) Curian Guidance - Equity 100 Fund; and
6) Curian Guidance - Fixed Income 100 Fund.

      NOW THEREFORE, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 10, 2012 attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 10, 2012 attached hereto.

3. Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

      IN WITNESS WHEREOF, the Adviser and the Trust have caused this Amendment to be executed as of June 22, 2012, effective as of September 10, 2012. This Amendment may be executed in two or more counterparts, which together shall constitute one document.

CURIAN VARIABLE SERIES TRUST        CURIAN CAPITAL, LLC

By:    /s/ Kelly L. Crosser         By:    /s/ Michael A. Bell
    ----------------------------        -----------------------------
Name:  Kelly L. Crosser             Name:  Michael A. Bell
Title: Assistant Secretary          Title: President and Chief Executive Officer

                                   SCHEDULE A
                               SEPTEMBER 10, 2012
                                 (List of Funds)

--------------------------------------------------------------------------------
                        Curian Guidance - Equity 100 Fund
--------------------------------------------------------------------------------
                     Curian Guidance - Fixed Income 100 Fund
--------------------------------------------------------------------------------
                     Curian Guidance - Maximize Income Fund
--------------------------------------------------------------------------------
                     Curian Guidance - Balanced Income Fund
--------------------------------------------------------------------------------
                      Curian Guidance - Rising Income Fund
--------------------------------------------------------------------------------
                     Curian Guidance - Moderate Growth Fund
--------------------------------------------------------------------------------
                      Curian Guidance - Maximum Growth Fund
--------------------------------------------------------------------------------
                 Curian Guidance - Tactical Moderate Growth Fund
--------------------------------------------------------------------------------
                 Curian Guidance - Tactical Maximum Growth Fund
--------------------------------------------------------------------------------
                   Curian Guidance - Institutional Alt 65 Fund
--------------------------------------------------------------------------------
                  Curian Guidance - Institutional Alt 100 Fund
--------------------------------------------------------------------------------
                        Curian Tactical Advantage 35 Fund
--------------------------------------------------------------------------------
                        Curian Tactical Advantage 60 Fund
--------------------------------------------------------------------------------
                        Curian Tactical Advantage 75 Fund
--------------------------------------------------------------------------------
                Curian Dynamic Risk Advantage - Diversified Fund
--------------------------------------------------------------------------------
                 Curian Dynamic Risk Advantage - Aggressive Fund
--------------------------------------------------------------------------------
                   Curian Dynamic Risk Advantage - Income Fund
--------------------------------------------------------------------------------
                      Curian/American Funds(R) Growth Fund
--------------------------------------------------------------------------------
                           Curian/AQR Risk Parity Fund
--------------------------------------------------------------------------------
                         Curian/DFA U.S. Micro Cap Fund
--------------------------------------------------------------------------------
                   Curian/Epoch Global Shareholder Yield Fund
--------------------------------------------------------------------------------
                    Curian/FAMCO Flex Core Covered Call Fund
--------------------------------------------------------------------------------
                 Curian/Franklin Templeton Frontier Markets Fund
--------------------------------------------------------------------------------
                Curian/Franklin Templeton Natural Resources Fund
--------------------------------------------------------------------------------
             Curian/Invesco Balanced-Risk Commodities Strategy Fund
--------------------------------------------------------------------------------
                      Curian/Neuberger Berman Currency Fund
--------------------------------------------------------------------------------
                   Curian/Nicholas Convertible Arbitrage Fund
--------------------------------------------------------------------------------
                         Curian/PIMCO Credit Income Fund
--------------------------------------------------------------------------------
                     Curian/PineBridge Merger Arbitrage Fund
--------------------------------------------------------------------------------
                  Curian/The Boston Company Equity Income Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund
--------------------------------------------------------------------------------
                     Curian/Van Eck International Gold Fund
--------------------------------------------------------------------------------

                                   SCHEDULE B
                               SEPTEMBER 10, 2012
                                 (Compensation)

-----------------------------------------------------------------------------------------------------------
                                                                                           ADVISORY FEE
                                                                                      (ANNUAL RATE BASED ON
                                                                                        AVERAGE NET ASSETS
FUND                                                               ASSETS                  OF THE FUND)
-----------------------------------------------------------------------------------------------------------
Curian Guidance - Equity 100 Fund                                  All Assets                  .20%
-----------------------------------------------------------------------------------------------------------
Curian Guidance - Fixed Income 100 Fund                            All Assets                  .20%
-----------------------------------------------------------------------------------------------------------
Curian Guidance - Maximize Income Fund                             All Assets                  .20%
-----------------------------------------------------------------------------------------------------------
Curian Guidance - Balanced Income Fund                             All Assets                  .20%
-----------------------------------------------------------------------------------------------------------
Curian Guidance - Rising Income Fund                               All Assets                  .20%
-----------------------------------------------------------------------------------------------------------
Curian Guidance - Moderate Growth Fund                             All Assets                  .20%
-----------------------------------------------------------------------------------------------------------
Curian Guidance - Maximum Growth Fund                              All Assets                  .20%
-----------------------------------------------------------------------------------------------------------
Curian Guidance - Tactical Moderate Growth Fund                    All Assets                  .20%
-----------------------------------------------------------------------------------------------------------
Curian Guidance - Tactical Maximum Growth Fund                     All Assets                  .20%
-----------------------------------------------------------------------------------------------------------
Curian Guidance - Institutional Alt 65 Fund                        All Assets                  .20%
-----------------------------------------------------------------------------------------------------------
Curian Guidance - Institutional Alt 100 Fund                       All Assets                  .20%
-----------------------------------------------------------------------------------------------------------
Curian Tactical Advantage 35 Fund                                  $0 to $1 billion            .75%
                                                                   Over $1 billion             .70%
-----------------------------------------------------------------------------------------------------------
Curian Tactical Advantage 60 Fund                                  $0 to $1 billion            .75%
                                                                   Over $1 billion             .70%
-----------------------------------------------------------------------------------------------------------
Curian Tactical Advantage 75 Fund                                  $0 to $1 billion            .75%
                                                                   Over $1 billion             .70%
-----------------------------------------------------------------------------------------------------------
Curian Dynamic Risk Advantage - Diversified Fund                   $0 to $1 billion            .95%
                                                                   Over $1 billion             .90%
-----------------------------------------------------------------------------------------------------------
Curian Dynamic Risk Advantage - Aggressive Fund                    $0 to $1 billion            .95%
                                                                   Over $1 billion             .90%
-----------------------------------------------------------------------------------------------------------
Curian Dynamic Risk Advantage - Income Fund                        $0 to $1 billion            .95%
                                                                   Over $1 billion             .90%
-----------------------------------------------------------------------------------------------------------
Curian/American Funds(R) Growth Fund                               $0 to $1 billion            .85%
                                                                   Over $1 billion             .80%
-----------------------------------------------------------------------------------------------------------
Curian/AQR Risk Parity Fund                                        $0 to $1 billion            .85%
                                                                   Over $1 billion             .80%
-----------------------------------------------------------------------------------------------------------
Curian/DFA U.S. Micro Cap Fund                                     $0 to $1 billion            .80%
                                                                   Over $1 billion             .75%
-----------------------------------------------------------------------------------------------------------
Curian/Epoch Global Shareholder Yield Fund                         $0 to $1 billion            .70%
                                                                   Over $1 billion             .65%
-----------------------------------------------------------------------------------------------------------
Curian/FAMCO Covered Call Fund                                     $0 to $1 billion            .60%
                                                                   Over $1 billion             .55%
-----------------------------------------------------------------------------------------------------------
Curian/Franklin Templeton Frontier Markets Fund                    $0 to $1 billion           1.40%
                                                                   Over $1 billion            1.35%
-----------------------------------------------------------------------------------------------------------
Curian/Franklin Templeton Natural Resources Fund                   $0 to $1 billion            .80%
                                                                   Over $1 billion             .75%
-----------------------------------------------------------------------------------------------------------
Curian/Invesco Balanced-Risk Commodities Strategy Fund             $0 to $1 billion            .75%
                                                                   Over $1 billion             .70%
-----------------------------------------------------------------------------------------------------------
Curian/Neuberger Berman Currency Fund                              $0 to $1 billion            .70%
                                                                   Over $1 billion             .65%
-----------------------------------------------------------------------------------------------------------
Curian/Nicholas Convertible Arbitrage Fund                         $0 to $1 billion            .85%
                                                                   Over $1 billion             .80%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                           ADVISORY FEE
                                                                                      (ANNUAL RATE BASED ON
                                                                                        AVERAGE NET ASSETS
FUND                                                               ASSETS                  OF THE FUND)
-----------------------------------------------------------------------------------------------------------
Curian/PIMCO Credit Income Fund                                    $0 to $1 billion            .50%
                                                                   Over $1 billion             .45%
-----------------------------------------------------------------------------------------------------------
Curian/PineBridge Merger Arbitrage Fund                            $0 to $1 billion            .85%
                                                                   Over $1 billion             .80%
-----------------------------------------------------------------------------------------------------------
Curian/The Boston Company Equity Income Fund                       $0 to $1 billion            .55%
                                                                   Over $1 billion             .50%
-----------------------------------------------------------------------------------------------------------
Curian/The Boston Company Multi-Alpha Market Neutral Equity Fund   $0 to $1 billion            .85%
                                                                   Over $1 billion             .80%
-----------------------------------------------------------------------------------------------------------
Curian/Van Eck International Gold Fund                             $0 to $1 billion            .80%
                                                                   Over $1 billion             .75%
-----------------------------------------------------------------------------------------------------------

                                       B-2